WP Smaller Companies Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPSMX)

WP International Companies Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPITX)

WP Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPINX)

series of the

WP Trust

Supplement Dated October 21, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

Dated March 30, 2022

The Board of Trustees (the “Board”) of WP Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the WP Smaller Companies Income Plus Fund, the WP International Companies Income Plus Fund and the WP Income Plus Fund (the “Liquidating WP Funds”). The WP Smaller Companies Income Plus Fund, the WP International Companies Income Plus Fund and the WP Income Plus Fund commenced operations on January 4, 2016. Winning Points Advisors, LLC (the “Adviser”) recommended that the Board approve the Plan due to factors such as the Funds’ underperformance and diminished assets under management, limited growth opportunities, and the fees that are being incurred by the shareholders of the Liquidating WP Funds. As a result, the Board concluded that it is in the best interests of the Liquidating WP Funds’ and their shareholders to liquidate the Liquidating WP Funds. The Liquidating WP Funds are expected to liquidate on or about November 22, 2022 (the “Liquidation Date”).

Effective October 21, 2022, the Liquidating WP Funds are closed to new and subsequent investments. Until the Liquidation Date, the Liquidating WP Funds’ shareholders may continue to reinvest dividends and distributions in the Liquidating WP Funds or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Liquidating WP Funds based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Funds between October 21, 2022 and the Liquidation Date, the Liquidating WP Funds may not be able to maintain their stated investment goals and other investment policies. Accordingly, the Funds may deviate from their stated investment goals and other investment policies during the period between October 21, 2022 and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Liquidating WP Funds toll-free at 1-866-959-9260.

This Supplement, the existing Prospectus and SAI provide relevant information for all shareholders should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free at 1-866-959-9260.